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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005

                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2005, providing for the issuance of
                Carrington Mortgage Loan Trust, Series 2005-OPT2
                     ASSET BACKED PASS-THROUGH CERTIFICATES)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

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          DELAWARE                 333-117349-13                01-0791848
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(STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NUMBER)


 390 Greenwich Street
  New York, New York                                             10013
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(ADDRESS OF PRINCIPAL                                          (ZIP CODE)
 EXECUTIVE OFFICES)



Registrant's telephone number, including area code:  (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On May 5, 2005, a single series of certificates, entitled Carrington Mortgage Loan Trust, Series 2005-OPT2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Option One Mortgage Corporation (the "Servicer") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of eighteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates," the "Class A-1B Certificates," the "Class A-1C Certificates," the "Class A-1D Certificates," the "Class A-2 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class M-7 Certificates," the "Class M-8 Certificates," the "Class M-9 Certificates," the "Class CE Certificates," the "Class P Certificates," and the "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,488,552,559.68 as of May 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 3, 2005 (the "Mortgage Loan Purchase Agreement"), among the Depositor, Option One Mortgage Corporation (the "Responsible Party") and Stanwich Asset Acceptance Company, L.L.C. (the "Seller"). The Certificates (other than the Class M-9 Certificates, Class P Certificates, Class CE Certificates and Class R Certificates) were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated May 3, 2005, between the Depositor and the Representative.



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                  The Certificates have the following initial Certificate
Balances and Pass-Through Rates:

                       INITIAL CERTIFICATE
         CLASS          PRINCIPAL BALANCE              PASS-THROUGH RATE
    -------------    --------------------------     ------------------------
         A-1A           $   526,319,600.00                  Variable
         A-1B           $   212,761,000.00                  Variable
         A-1C           $   211,963,100.00                  Variable
         A-1D           $    99,606,500.00                  Variable
          A-2           $   100,000,000.00                  Variable
          M-1           $    87,824,700.00                  Variable
          M-2           $    48,378,000.00                  Variable
          M-3           $    28,282,500.00                  Variable
          M-4           $    26,794,000.00                  Variable
          M-5           $    24,561,100.00                  Variable
          M-6           $    22,328,300.00                  Variable
          M-7           $    20,095,500.00                  Variable
          M-8           $    14,379,800.00                  Variable
          M-9           $    25,067,000.00                  Variable
          CE            $    40,191,359.68                  Variable
           P            $           100.00                     N/A
           R            100% Percent Interest                  N/A


                  The Certificates, other than the Class M-9, Class CE, the Class P and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 3, 2005, and the Prospectus Supplement, dated May 3, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-9, Class CE, the Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

               (a)   Not applicable

               (b)   Not applicable

               (c)   Exhibits



               EXHIBIT NO.                          DESCRIPTION
               -----------          --------------------------------------------
                   4.1              Pooling and Servicing Agreement, dated as of
                                    May 1, 2005, among Citigroup Mortgage Loan
                                    Trust Inc. as Depositor, Option One Mortgage
                                    Corporation as Servicer and Deutsche Bank
                                    National Trust Company as Trustee, relating to the Series 2005-OPT2 Certificates.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2005

                                          CITIGROUP MORTGAGE LOAN TRUST INC.


                                          By: /s/ Susan Mills
                                              -------------------------------
                                          Name:   Susan Mills
                                          Title:  Managing Director









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                                Index to Exhibits
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                                                                   SEQUENTIALLY
EXHIBIT NO.                        DESCRIPTION                     NUMBERED PAGE
---------------   ---------------------------------------------    -------------
    4.1           Pooling and Servicing Agreement, dated as of              7
                  May 1, 2005, among Citigroup Mortgage Loan
                  Trust Inc. as Depositor, Option One Mortgage
                  Corporation as Servicer and Deutsche Bank
                  National Trust Company as Trustee, relating to the Series 2005-OPT2 Certificates.




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                                   Exhibit 4.1